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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): FEBRUARY 5, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



               DELAWARE                              1-3473                          95-0862768
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)

                        300 CONCORD PLAZA DRIVE                                      78216-6999
                          SAN ANTONIO, TEXAS                                         (Zip Code)
               (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484




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ITEM 5. OTHER EVENTS

         On February 5, 2002, Tesoro Petroleum Corporation ("Tesoro") issued a press release (the "Press Release") announcing that Tesoro has entered into an asset purchase agreement with Valero Energy Corporation relating to Tesoro's purchase of a refinery located in the San Francisco Bay Area of California along with 70 associated retail sites throughout Northern California for a purchase price of $945 million plus the value of inventory at closing, currently estimated to be $130 million. We currently expect the financing of the acquisition to consist of approximately $375 million of term loans, $70 million of revolving credit loans, $450 million of senior subordinated debt and at least $250 million of common stock or other equity linked securities. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

         Tesoro is furnishing herewith certain data being presented by certain of its executive officers via conference call and simultaneous webcast commencing at 9:30 a.m. Eastern Time on February 5, 2001. This data is filed as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information presented may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified as Risk Factors and Investment Considerations in Tesoro's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in the presentation data could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press Release issued on February 5, 2002 by Tesoro Petroleum Corporation.

                  99.2     Presentation Data.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 5, 2002


                                         TESORO PETROLEUM CORPORATION




                                         By:  /s/ Gregory A. Wright
                                            ------------------------------
                                                  Gregory A. Wright
                                                Senior Vice President,
                                              and Chief Financial Officer




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  99.1         Press Release issued on February 5, 2002 by Tesoro Petroleum
               Corporation.

  99.2         Presentation Data.






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